UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XAI Madison Equity Premium Income Fund

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-1.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 29, 2026

Dear MCN Shareholder:

Thank you for your continued support of the XAI Madison Equity Premium Income Fund (the “Fund” or “MCN”). We greatly value the trust you place in us to oversee your investment in MCN and your ongoing interest in the Fund’s operations and governance.

We are writing regarding a significant, and we believe, positive change to the Fund, which will be considered for approval at a special meeting of Fund shareholders on July 30, 2026 (the “Special Meeting”). In an effort to optimize the Fund’s investment operations, the Board of Trustees of the Fund has unanimously approved PineBridge Investments LLC (“PineBridge”) to serve as an additional investment sub-adviser for the Fund, alongside Madison Asset Management, LLC (“Madison”), the Fund’s current investment sub-adviser. If approved by shareholders, PineBridge would enter into a new investment sub-advisory agreement among the Fund, XA Investments, LLC (“XAI,” “XA Investments” or the “Adviser”) and Pinebridge (the “PineBridge Sub-Advisory Agreement”). PineBridge is a global asset manager focused on active, high-conviction investing. In December 2025, PineBridge was acquired by MetLife Investment Management, the institutional asset management business of MetLife, Inc. The combined business had $741.7 billion in total assets under management as of December 31, 2025 and provides clients around the world with global expertise in public fixed income, private fixed income, real estate, equity, alternatives, multi-asset solutions and insurance solutions.

As part of the optimization of the Fund’s investment strategy, Madison will continue to serve as a sub-adviser of the Fund, managing the Fund’s covered call equity strategy. Additionally, PineBridge will manage a portion of the Fund’s portfolio that will be invested in preferred equity securities. XAI and the Fund’s Board believe the optimized strategy of combining the Madison covered call equity securities strategy and the PineBridge preferred equity securities strategy will allow the Fund to better deliver on its investment objective of providing a high level of current income and gains, with a secondary objective of capital appreciation.

XAI expects that PineBridge’s preferred equity securities strategy will provide additional benefits to the Fund’s shareholders in the following ways:

•        Potential for more consistent portfolio income generation and improved total return performance over time;

•        Diversification benefits and reduced correlation to public equities;

•        Consistent income-producing preferred securities are complementary to the Fund’s existing covered call equity strategy; and

•        Potential tax efficiency for a portion of the Fund’s distributions to shareholders, as income from many preferred securities is Qualified Dividend Income (QDI) eligible.

Applicable laws require that both the Board of Trustees and MCN’s shareholders approve the PineBridge Sub-Advisory Agreement. The investment sub-advisory agreement among the Fund, XAI and Madison remains unchanged, and does not need further approval by shareholders. Therefore, at the Special Meeting, shareholders will be asked to approve only the PinebBridge Sub-Advisory Agreement.

The Board of Trustees of the Fund unanimoustly approved the PineBridge Sub-Advisory Agreement, believes it is in the best interests of the Fund and its shareholders, and recommends that you vote FOR the PineBridge Sub-Advisory Agreement.

Shareholders of the Fund at the close of business on the record date, June 2, 2026 are entitled to vote at the Special Meeting and any adjournments, postponements or delays thereof. The Special Meeting will be held at 10:00 a.m. on July 30, 2026 at the offices of the Fund’s investment adviser, XA Investments LLC, 321 N. Clark Street, Suite 2430, Chicago IL 60654. To achieve a quorum, the holders of 50% of the Fund’s shares must be present at the Special Meeting in person or by proxy.

Approval of the new investment sub-advisory agreement requires the affirmative vote of the lesser of:

(i)     holders of 67% or more of the shares present or represented by proxy at the Special Meeting, if more than 50% of the Fund’s outstanding shares are present or represented by proxy at the Special Meeting, or

(ii)    50% of the Fund’s outstanding shares.

We are pleased to furnish proxy materials that allow you to vote your shares in one of four easy ways: via the internet, by telephone, by mail or in person. Thank you for considering this important proposal and casting your vote as soon as possible.

Your vote is important, and every vote counts.

Best Regards,
Kimberly Flynn
Vice President, XAI Madison Equity Premium Income Fund
President, XA Investments LLC

June [ ], 2026

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 29, 2026

XAI MADISON EQUITY PREMIUM INCOME FUND

321 North Clark Street
Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on July 30, 2026

Notice is hereby given to the shareholders of XAI Madison Equity Premium Income Fund (“MCN” or the “Fund”) that a special meeting of shareholders of the Fund (the “Special Meeting”) will be held at the offices of the Fund’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on July 30, 2026, at 11:00 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and PineBridge Investments LLC (the “PineBridge Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PINEBRIDGE SUB-ADVISORY AGREEMENT.

The Board has fixed the close of business on June 2, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment(s), postponement(s) or delay(s) thereof.

It is important that your shares be represented at the Special Meeting in person or by proxy. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Special Meeting. If you attend the Special Meeting and wish to vote during the Special Meeting, you will be able to do so and your vote at the Special Meeting will revoke any proxy you may have submitted. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:
/s/ Theodore J. Brombach
Theodore J. Brombach
Trustee, President and Chief Executive Officer
Chicago, Illinois
June [ ], 2026

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF THE RECORD DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE SPECIAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE SPECIAL MEETING.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 29, 2026

XAI MADISON EQUITY PREMIUM INCOME FUND (NYSE: MCN)

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

To be held on July 30, 2026

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of XAI Madison Equity Premium Income Fund (the “Fund” or “MCN”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board” or “Board of Trustees”) of proxies to be voted at the special meeting of shareholders of the Fund and any adjournment(s), postponement(s) or delay(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of the Fund’s investment adviser, XA Investments LLC (“XAI,” “XA Investments” or the “Adviser”), 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 on Thursday, July 30, 2026, at 11:00 a.m. (Central time).

The Special Meeting is being held for the following purposes:

1.      To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and PineBridge Investments LLC (the “PineBridge Sub-Advisory Agreement”).

2.      To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof.

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders (the “Notice”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact the Fund’s proxy solicitor at [    ].

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report to shareholders upon request. Requests should be directed to the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, or by calling (888) 903-3358.

The Notice, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about June [    ], 2026.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PINEBRIDGE SUB-ADVISORY AGREEMENT.

Questions and Answers

The following questions and answers highlight selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the Proposal. You should carefully read all information contained in the Proxy Statement.

Q:     Why did I receive this Proxy Statement?

A:     You received the enclosed Proxy Statement because you are a shareholder of record for XAI Madison Equity Premium Income Fund as of June 2, 2026. On behalf of the Board of Trustees, you are being asked to vote on the proposal described below (the “Proposal”):

•        To approve the PineBridge Sub-Advisory Agreement among the Fund, XAI and PineBridge Investments LLC (“PineBridge” or the “New Sub-Adviser”).

Q:     Why am I being asked to vote on a new investment sub-advisory agreement?

A:     XA Investments LLC currently serves as the Fund’s investment adviser, and Madison Asset Management, LLC (“Madison”) currently serves as the Fund’s investment sub-adviser.

On May 14, 2026, the Board of Trustees of the Fund, including all of the Independent Trustees, approved the PineBridge Sub-Advisory Agreement.

Adding PineBridge alongside Madison is part of a plan to optimize the Fund’s investment strategy. Madison will continue to serve as a sub-adviser of the Fund, managing the Fund’s covered call equity strategy. PineBridge will manage a portion of the Fund’s portfolio that will be invested in preferred equity securities. XAI and the Fund’s Board believe the optimized strategy of combining the Madison covered call equity securities and the PineBridge preferred equity securities strategies will allow the Fund to better deliver on its investment objective of providing a high level of current income and gains, with a secondary objective of capital appreciation.

The Fund’s Board of Trustees has determined, after a comprehensive review, that it is in the Fund’s best interest to add PineBridge as a sub-adviser alongside Madison. In reaching this conclusion, the Board considered (i) the opportunity to enhance the Fund’s investment strategy through the addition of a dedicated preferred securities sleeve; and (ii) PineBridge’s experience and track record managing preferred and income-oriented strategies for institutional clients. In addition, the Board considered PineBridge’s investment resources, disciplined investment process, and ability to complement Madison’s existing strategy while maintaining continuity in the Fund’s overall management.

Based on this review, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:     Who is PineBridge?

A:     PineBridge is a global asset manager focused on active, high-conviction investing. In December 2025, PineBridge was acquired by MetLife Investment Management, the institutional asset management business of MetLife, Inc. The combined business had $741.7 billion in total assets under management as of December 31, 2025 and provides clients around the world with global expertise in public fixed income, private fixed income, real estate, equity, alternatives, multi-asset solutions and insurance solutions. PineBridge manages $2.8 billion in preferred securities assets, where they focus on tailoring their investments to client strategies including tax efficient yield, duration management, and diversified exposure.

Q:     Will there be changes to the investment adviser of the Fund?

A:     No. There will not be any change to the current investment adviser to the Fund. XAI will continue to manage the Fund pursuant to the existing investment advisory agreement between the Fund and the Adviser. In addition, Madison will continue to serve as an investment sub-adviser of the Fund and will be responsible for management of the Fund’s covered call equities strategy. The Proposal is solely made to add PineBridge as another sub-adviser alongside Madison.

Q:     What benefits may the Fund’s shareholders anticipate if the Proposal is approved?

A:     The Board of Trustees believes that adding PineBridge as a sub-adviser to manage a preferred equity strategy for the Fund will provide a number of important benefits to help improve the Fund’s performance over time:

•        Potential for more consistent portfolio income generation and improved total return performance over time;

•        Diversification benefits and reduced correlation to public equities;

•        Consistent income-producing preferred securities are complementary to the Fund’s existing covered call equity strategy; and

•        Potential tax efficiency for a portion of the Fund’s distributions to shareholders, as income from many preferred securities is Qualified Dividend Income (QDI) eligible.

Q:     Will the Fund’s investment objective and principal investment policies change, and how will both PineBridge and Madison execute the Fund’s investment strategy?

A:     If the Proposal is approved, it will not result in a change to the Fund’s investment objective. The Fund’s investment objective will remain focused providing a high level of current income and gains, with a secondary objective of capital appreciation.

Approval of the Proposal will result in changes to the Fund’s investment strategy to better support its realization of the Fund’s investment objective. Under the proposal, Madison will continue to manage the Fund’s covered call equity strategy. Additionally, PineBridge will manage the Fund’s preferred equity strategy. Allocation among the two strategies will be overseen by XAI as the Fund’s investment adviser, with input from both Madison and PineBridge. Following approval of the Proposal, assets of the Fund will be allocated to the preferred equity strategy at the discretion of XAI. XAI anticipates, under normal conditions, the allocation of managed assets (as defined below) of the Fund will be as follows: 20% to 30% of managed assets allocated to the preferred equity strategy and 70% to 80% of managed assets allocated to the covered call equities strategy.

Q:     Will there be changes to the advisory fees paid by the Fund?

A:     No. The Fund will continue to pay to XAI an investment advisory fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). XAI will pay a sub-advisory fee to PineBridge. For additional information regarding the sub-advisory fee that will be paid by XAI to PineBridge, see “Proposal: Approval of PineBridge Sub-Advisory Agreement — Sub-Advisory Fee.”

Q:     Who will be the portfolio managers of the Fund?

A:     The current portfolio managers of the Fund will continue to serve in that capacity with respect to the Fund’s covered call equities strategy.

The personnel of PineBridge who will be primarily responsibility for the day-to-day management of the Fund’s preferred equity strategy will be Vladimir Karlov (lead portfolio manager) and Danny Zoba.

Mr. Karlov joined PineBridge in 2000 and is a Managing Director and Head of Quantitative Portfolio Management with PineBridge’s Fixed Income team. He is responsible for managing preferred equity portfolios and is a Co-Chairman of PineBridge’s Global Derivatives Committee. Additionally, Mr. Karlov is engaged in asset allocation decisions, asset-liability management, liability driven investments, and the execution of structured and derivatives transactions. Prior to this, Mr. Karlov was responsible for managing capital structure arbitrage and convertible portfolios. Previously, Mr. Karlov was a Consultant in the Financial Risk Management Group at PricewaterhouseCoopers LLP in New York. At PwC, Mr. Karlov worked with banks, investment management companies, mortgage companies and government agencies on a wide variety of risk management projects. He received a BS and an MS (Honors) in Applied Mathematics and Cybernetics at Moscow State University in Russia and a Doctor of Science in Operations Research from George Washington University.

Mr. Zoba joined PineBridge in 2002 and is a Senior Vice President and Portfolio Manager with PineBridge’s US Investment Grade Fixed Income team. He is responsible for managing total return bond portfolios, inflation funds, government/credit bond funds, and assisting in product development. Previously, Mr. Zoba worked at the New York Mercantile Exchange as a Trader/Risk Manager. Prior to that, he worked as a Trader/Analyst at a long/short opportunistic hedge fund and at Morgan Stanley as a Senior Portfolio Assistant supporting both equity and fixed income portfolio managers. He received a BS in Administration and Management from Bowling Green State University.

For additional information see “Proposal: Approval of PineBridge Sub-Advisory Agreement — Portfolio Managers.”

Q:     What will happen if shareholders do not approve the PineBridge Sub-Advisory Agreement?

A:     If the PineBridge Sub-Advisory Agreement has not been approved, there will be no change to the Fund, and Madison will continue to serve as the only investment sub-adviser pursuant to the investment sub-advisory agreement among the Fund, XAI and Madison (the “Madison Sub-Advisory Agreement”).

Q:     Will common shareholders pay costs or expenses related to the proxy solicitation or related legal costs?

A:     No, all costs associated with the proxy process will be borne by XAI (and not the Fund).

Q:     Will my vote make a difference?

A:     Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

Q:     Who is asking for my vote?

A:     The enclosed proxy card is solicited by the Board for use at the Special Meeting to be held on Thursday, July 30, 2026, and, if the Special Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice.

Q:     How does the Board recommend that shareholders vote on the Proposal?

A:     The Board unanimously recommends that you vote “FOR” the Proposal.

Q:     Who is eligible to vote?

A:     Shareholders of record of the Fund at the close of business on June 2, 2026 (the “Record Date”) are entitled to attend the Special Meeting and any adjournments, postponements or delays thereof and to vote on the Proposal. Each Share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:     How do I vote my shares?

A:     You may vote in any of the four ways listed below:

•        Internet        Vote online and follow instructions on your proxy card.

•        Telephone    Call to vote your shares. Use the toll-free number on your proxy card.

•        Mail              Vote by mail using your physical proxy card.

•        In Person     Attend the Special Meeting at the offices of the Fund’s investment adviser on July 30, 2026.

Whether or not you plan to attend the Special Meeting, we urge you to complete the enclosed proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet so your Shares will be represented at the Special Meeting, no matter how large or small your holdings may be. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

You may contact the Fund’s proxy agent at [    ] to obtain directions to the site of the Special Meeting.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. Broker-dealer firms will not be able to vote the Shares of beneficial owners who do not provide proxy instructions or who do not return a proxy card. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Q:     What vote is required to approve the Proposal?

A:     Approval of the Proposal requires the affirmative vote of lesser of (i) 67% or more of the Shares entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares entitled to vote thereon.

Shareholders will have equal voting rights (i.e. one vote per Share).

Q:     How many Shares of the Fund were outstanding as of the record date?

A:     At the close of business on the Record Date, the Fund had [    ] Common Shares outstanding.

Q:     Who can I call with questions?

A:     If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, Okapi Partners LLC, toll free at [    ]. Representatives are available to take your call Monday-Friday from [    ] am to [    ] pm Central Time.

If you have any questions regarding the Fund, please call XA Investments team at 1-888-903-3358 or view our website www.xainvestments.com for more information. References herein to the Fund’s website are intended to allow investors public access to information regarding the Fund and do not, and are not intended to, incorporate the Fund’s website in this Proxy Statement.

PROPOSAL: APPROVAL OF PINEBRIDGE SUB-ADVISORY AGREEMENT

Background

XA Investments LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser and is responsible for the management of the Fund.

Madison Asset Management, LLC, a registered investment adviser under the Advisers Act, serves as the Fund’s sub-adviser pursuant to the Madsion Sub-Advisory Agreement.

At a meeting held on May 14, 2026 (the “Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund, the Adviser, Madison or PineBridge (the “Independent Trustees”), unanimously approved the PineBridge Sub-Advisory Agreement and unanimously recommended approval of the PineBridge Sub-Advisory Agreement by shareholders.

You are being asked to approve the PineBridge Sub-Advisory Agreement. The 1940 Act requires that the PineBridge Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective.

PineBridge

PineBridge Investments is a global asset manager focused on active, high-conviction investing. In December 2025, PineBridge was acquired by MetLife Investment Management (“MIM”), the institutional asset management business of MetLife, Inc. The combined business had $741.7 billion in total assets under management as of December 31, 2025 and provides clients around the world with global expertise in public fixed income, private fixed income, real estate, equity, alternatives, multi-asset solutions and insurance solutions.

PineBridge was formed in March 2010, when it was purchased by Pacific Century Group (“PCG”), a private investment group with interests in Technology, Media & Telecommunications (“TMT”), Financial Services and Property.

Prior to the organization’s purchase in 2010, PineBridge was part of the investment advisory and asset management businesses of American International Group, Inc. (“AIG”). The firm’s legacy in investment management dates back to the early 1960s managing assets for AIG insurance companies around the world. The firm came together in January 1996 with the consolidation of various investment entities into a single platform, sharing common investment, trading and compliance systems and reporting to a common functional management team.

Today, asset management remains the firm’s sole focus, with strategies spanning developed and emerging markets, as well as traditional and alternative asset classes.

PineBridge is an investment adviser registered under the Advisers Act. PineBridge is a Delaware limited liability company. The principal business address of PineBridge is 65 East 55th Street, New York, NY 10022

Sub-Advisory Fee

The Fund will continue to pay to XAI an investment advisory fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

Pursuant to the PineBridge Sub-Advisory Agreement, PineBridge will receive, as full compensation for all services rendered by PineBridge as sub-adviser to the Fund, a sub-advisory fee, payable monthly in arrears, out of the management fee received by the Adviser in an amount equal to 0.35% of the average daily assets of the Fund managed by PineBridge (before giving effect to any fees waived or expenses reimbursed by the Adviser).

There will be no change to the sub-advisory fee payable to Madison pursuant to the Madison Sub-Advisory Agreement, provided that Madison has agreed that such fee shall be payable only with respect to the assets of the Fund managed by Madison.

PineBridge Sub-Advisory Agreement

It is proposed that the Adviser, PineBridge and the Fund enter into the PineBridge Sub-Advisory Agreement. A form of the PineBridge Sub-Advisory Agreement is attached in Appendix A hereto.

Sub-Advisory Services.    Under the PineBridge Sub-Advisory Agreement, PineBridge is retained to provide investment sub-advisory services with respect to a portion Fund’s investment portfolio. The services to be provided by PineBridge include certain of the day-to-day operations of the Fund subject to the oversight and supervision of the Adviser and the direction and control of the Board. Such services include (i) managing the investment and reinvestment of a portion of the Fund’s assets in accordance with the Fund’s investment policies, (ii) arranging for the purchase and sale of securities and other assets for the Fund, (iii) providing investment research and credit analysis concerning the Fund’s assets, (iv) placing orders for purchases and sales of the Fund’s assets, (v) maintaining books and records required to support the Fund’s investment operations with respect to PineBridge’s responsibilities under the PineBridge Sub-Advisory Agreement for the Fund, which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Fund, (vi) monitoring on a daily basis the investment activities and portfolio holdings of the Fund, (vii) settling transactions and completing corporate actions and, (viii) voting proxies relating to the Fund’s portfolio securities managed by PineBridge in accordance with PineBridge’s proxy voting policies and procedures.

Compensation.    The Fund will continue to pay to XAI an investment advisory fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily Managed Assets. Pursuant to the PineBridge Sub-Advisory Agreement, PineBridge will receive, as full compensation for all services rendered by PineBridge as sub-adviser to the Fund, a sub-advisory fee, payable monthly in arrears, out of the management fee received by the Adviser in an amount equal to 0.35% average daily Managed Assets managed by PineBridge (before giving effect to any fees waived or expenses reimbursed by the Adviser). See “— Sub-Advisory Fee” above.

Duration and Termination.    Under Section 15(a) of the 1940 Act, the PineBridge Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser, Madison or PineBridge, and (ii) the shareholders. Assuming approval by shareholders, the PineBridge Sub-Advisory Agreement shall continue for an initial term of two years. Thereafter, the PineBridge Sub-Advisory Agreement shall continue in effect from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not “interested persons” of the Fund, the Adviser, Madison or PineBridge, by vote cast in person at a meeting called for the purpose of voting on such approval. The PineBridge Sub-Advisory Agreement may be terminated (i) by the Fund or the Adviser at any time, without the payment of any penalty, upon giving PineBridge 60 days’ written notice, or (ii) by PineBridge on 60 days’ written notice to the Fund and the Adviser. The PineBridge Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act. The PineBridge Sub-Advisory Agreement also terminates upon the termination of the Fund’s investment advisory agreement with the Adviser.

Limitation of Liability.    The PineBridge Sub-Advisory Agreement provides that PineBridge will not be liable for any error of judgment or mistake of law or for any loss suffered by PineBridge, the Adviser or by the Fund in connection with the performance of the PineBridge Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PineBridge in the performance of its duties or from reckless disregard by PineBridge of its duties under the PineBridge Sub-Advisory Agreement.

Additional Information About PineBridge

Principal Executive Officer and Directors.    Michael Karpik, Chief Operating Officer and Director; Tracie Ahern, Chief Financial Officer and Director; Brian Funk, President.

Other Investment Companies Advised by PineBridge.    PineBridge does not serve as investment adviser or investment sub-adviser to any other registered investment companies with a similar investment objective to the Fund.

Relationships with the Fund.    No Trustee of officer of the Fund is an officer employee, director, general partner or shareholder of PineBridge or has any material direct or indirect interest in PineBridge or any other person controlling, controlled by or under common control with PineBridge.

PineBridge is not an affiliate of the Adviser or Madison.

Affiliated Brokerage.    During the fiscal year ended September 30, 2025, the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser, Madison, PineBridge or the Fund’s administrator.

Other Payments.    During the fiscal year ended September 30, 2025, the Fund made no material payments to PineBridge or any affiliated person of PineBridge.

Portfolio Managers

Ray DiBernardo and Drew Justman from Madison will continue to serve as portfolio managers of the Fund.

The personnel of PineBridge who will be primarily responsibility for the day-to-day management of the Fund’s preferred equity strategy will be Vladimir Karlov (lead portfolio manager) and Danny Zoba.

Mr. Karlov joined PineBridge in 2000 and is a Managing Director and Head of Quantitative Portfolio Management with PineBridge’s Fixed Income team. He is responsible for managing preferred equity portfolios and is a Co-Chairman of PineBridge’s Global Derivatives Committee. Additionally, Mr. Karlov is engaged in asset allocation decisions, asset-liability management, liability driven investments, and the execution of structured and derivatives transactions. Prior to this, Mr. Karlov was responsible for managing capital structure arbitrage and convertible portfolios. Previously, Mr. Karlov was a Consultant in the Financial Risk Management Group at PricewaterhouseCoopers LLP in New York. At PwC, Mr. Karlov worked with banks, investment management companies, mortgage companies and government agencies on a wide variety of risk management projects. He received a BS and an MS (Honors) in Applied Mathematics and Cybernetics at Moscow State University in Russia and a Doctor of Science in Operations Research from George Washington University.

Mr. Zoba joined PineBridge in 2002 and is a Senior Vice President and Portfolio Manager with PineBridge’s US Investment Grade Fixed Income team. He is responsible for managing total return bond portfolios, inflation funds, government/credit bond funds, and assisting in product development. Previously, Mr. Zoba worked at the New York Mercantile Exchange as a Trader/Risk Manager. Prior to that, he worked as a Trader/Analyst at a long/short opportunistic hedge fund and at Morgan Stanley as a Senior Portfolio Assistant supporting both equity and fixed income portfolio managers. He received a BS in Administration and Management from Bowling Green State University.

Other Accounts Managed.    The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025.

	Number of Other Accounts Managed By Account Type			Number of Other Accounts for which Advisory Fee is Performance Based
Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vladimir Karlov	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Danny Zoba	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
	Assets of Other Accounts Managed By Account Type						Assets of Other Accounts for which Advisory Fee is Performance Based
Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Vladimir Karlov	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Danny Zoba	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Compensation.    [    ]

Ownership of Securities.    [As of December 31, 2025, neither Mr. Karlov nor Mr. Zoba owned shares of the Fund.]

Principal Investment Policies and Risks

If the Proposal is approved, it will not result in a change to the Fund’s investment objective. The Fund’s investment objective will remain focused providing a high level of current income and gains, with a secondary objective of capital appreciation.

Approval of the Proposal will result in changes to the Fund’s investment strategy to better support its realization of the Fund’s investment objective. Under the proposal, Madison will continue to manage the Fund’s covered call equity strategy. Additionally, PineBridge will manage the Fund’s preferred equity strategy. Allocation among the two strategies will be overseen by XAI as the Fund’s investment adviser, with input from both Madison and PineBridge. Following approval of the Proposal, assets of the Fund will be allocated to the preferred equity strategy at the discretion of XAI. XAI anticipates, under normal conditions, the allocation of managed assets (as defined below) of the Fund will be as follows: 20% to 30% of managed assets allocated to the preferred equity strategy and 70% to 80% of managed assets allocated to the covered call equities strategy.

Preferreed Securities.    The Fund may invest in all types of preferred securities, including both perpetual preferred securities and hybrid securities. Perpetual preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, perpetual preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Perpetual preferred securities typically have a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid securities and other types of preferred securities that do not have the features described above. Preferred securities that are hybrid securities often behave similarly to investments in perpetual preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and perpetual preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and may be deferred (in the case of cumulative payments) or skipped (in the case of non-cumulative payments) at the option of the issuer.

Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.

Preferred securities may either trade over-the-counter (“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities, which trade on exchanges such as the New York Stock Exchange (“NYSE”) and the institutional segment is typified by $1,000 par value OTC securities. Typically, most $25 par value exchange-traded securities have fixed-rate coupon structures, while the institutional segment of $1,000 par securities are variable-rate securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date (i.e., the issuer has the right to call in or redeem the preferred security at a pre-set price after a specified date).

There are various risks associated with investing in preferred securities, including those described below.

•        Deferral and Omission Risk.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•        Credit and Subordination Risk.    Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•        Interest Rate Risk.    Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Interest rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change). Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

•        Prepayment and Extension Risk.    Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•        Floating-Rate and Fixed-to-Floating-Rate Securities Risk.    The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

•        Call, Reinvestment and Income Risk.    During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•        Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•        Limited Voting Rights Risk.    Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•        Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund.

•        New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities and contingent capital securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Board Considerations

At the Board Meeting held on May 14, 2026, the Board, including the Independent Trustees, considered the proposal to appoint PineBridge as a sub-adviser to the Fund, evaluated the terms of the proposed PineBridge Sub-Advisory Agreement, and reviewed the duties and responsibilities of trustees generally in evaluating and approving such agreements.

In advance of the Meeting, the Board requested the Adviser and PineBridge to respond to questions and provide related information intended to assist the Board in evaluating the proposal. In response to the Board’s request, the Adviser and PineBridge provided the Board with information including, but not limited to: (i) a draft of the proposed PineBridge Sub-Advisory Agreement; (ii) a description of the nature, quality and extent of the services that Adviser provides, and that PineBridge proposed to provide, to the Fund; (iii) the fees charged to the Fund and the fees the Adviser proposed to pay to PineBridge pursuant to the PineBridge Sub-Advisory Agreement; (iv) the experience and qualifications of PineBridge as an investment adviser, as well as of its personnel, including its historical performance managing similar investment strategies; (v) information concerning PineBridge’s financial condition, business, operations, portfolio management personnel and compliance programs; (vi) information describing the Fund’s advisory fees and operating expenses; and (vii) a copy of PineBridge’s current Form ADV. The Board also received information comparing the Fund’s historical performance and advisory fees and expenses to those of investment companies that were defined as peers.

Prior to the Board Meeting, the Independent Trustees met to review and discuss the Adviser’s and PineBridge’s responses to the Board’s request, as well as additional information furnished by the Adviser and PineBridge. At the Board Meeting, in considering whether to approve the PineBridge Sub-Advisory Agreement, the Board met with representatives of PineBridge and the Adviser and reviewed and discussed the above information and sought additional and clarifying information as it deemed necessary or appropriate, and management representatives also addressed certain follow-up questions from the Trustees. Following such review and discussion, the Board determined that the information and responses provided by the Adviser and PineBridge were sufficiently responsive to permit the Board to evaluate the PineBridge Sub-Advisory Agreement.

Throughout the process, the Independent Trustees had the assistance of their independent legal counsel, who advised them on, among other things, the Board’s duties and obligations. The Independent Trustees had the opportunity to review and discuss all information with their independent legal counsel on several occasions outside the presence of management. At the Board Meeting, the Trustees also reviewed a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

During its consideration of the proposed PineBridge Sub-Advisory Agreement, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to the Fund by the Adviser and PineBridge; the investment performance of the Fund, the Adviser and PineBridge; the Fund’s expenses; the anticipated profitability to the Adviser and to PineBridge under the PineBridge Sub-Advisory Agreement; any anticipated or expected “fall-out” benefits that may accrue to PineBridge in performing its duties under the PineBridge Sub-Advisory Agreement; and the effect of asset growth on the Fund’s expenses. Each Trustee may have placed different weight on the different factors considered. No single factor was determinative to the decision of the Board, and the items described below are not all-encompassing of the matters considered.

1.      The nature, extent, and quality of the services proposed to be provided by PineBridge.    The Board reviewed the services proposed to be provided by PineBridge to the Fund pursuant to the PineBridge Sub-Advisory Agreement, including, without limitation: the nature and quality of the investment advisory services to be provided to the Fund; the background and experience of the personnel of PineBridge who were proposed to service the Fund; PineBridge’s experience and expertise in managing funds, other investment products or accounts that invest in assets classes consistent with, or have investment strategies or mandates similar to, those of the sleeve of the Fund that PineBridge proposed to manage; and PineBridge’s proposed relationship with the Adviser, including with respect to the fair valuation of the Fund’s assets and related tasks in managing and overseeing the assets and investments of the Fund. After reviewing the foregoing and further information as the Board deemed appropriate, the Board concluded that the nature, extent and quality of the services to be provided by PineBridge would be satisfactory and adequate for the Fund.

2.      The investment performance of the Fund and PineBridge.    The Board compared the historical performance of the Fund with the performance of the Fund’s benchmark indices and comparable group of peer funds. The Board also considered the performance record of PineBridge in managing relevant funds and/or accounts that have comparable investment objectives, strategies and risks as the proposed sleeve of investments that PineBridge would be managing for the Fund. The Board also considered information provided by the Adviser with respect to its diligence and selection process of PineBridge as a proposed sub-adviser, including with respect to PineBridge’s performance record.

3.      The costs of the services proposed to be provided and profits anticipated to be realized by PineBridge and its affiliates from the relationship with the Fund.    The Board considered the total expense ratio of the Fund and the management fees the Fund paid to the Adviser, as well as the fees proposed to be paid by the Adviser to PineBridge pursuant to the PineBridge Sub-Advisory Agreement. In considering the cost of services to be provided by PineBridge and the profitability to PineBridge of its relationship with the Fund, the Board noted that the fees under the PineBridge Sub-Advisory Agreement are paid by the Adviser and not the Fund, and the Board also noted that the total expense ratio and overall management fees charged to the Fund were not expected to change with the addition of PineBridge as a sub-adviser. The Board also considered PineBridge’s business philosophies and methods of operation; its compliance policies and procedures; its financial condition; the proposed level of commitment to the Fund by PineBridge; the costs associated with the trading strategies of the Fund; and the overall expenses of the Fund. The Board also considered the ability of the Adviser to negotiate the PineBridge Sub-Advisory Agreement with PineBridge, which is not affiliated with the Adviser, and the fees thereunder at arm’s length.

4.      The extent to which economies of scale would be realized as the Fund grows.    The Board considered whether economies of scale could be achieved as the Fund grows and whether PineBridge’s fee reflects these economies of scale in a manner that is fair and reasonable and beneficial for the Fund’s investors. Following further discussion of the Fund’s asset levels, expectations for growth and level of fees, the Board determined that PineBridge’s proposed fees were fair and reasonable when considering the Fund’s asset levels and economies of scale.

5.      Whether fee levels reflect these economies of scale for the benefit of the Fund’s investors.    The Board considered the total fees paid by the Fund to the Adviser, and the proposed fees to be paid by the Adviser to PineBridge, in light of the total assets being managed, the operational expenses incurred in processing transactions, brokerage fees and other related costs and expenses. The Trustees concluded the total fees paid are fair and reasonably reflect the costs and expenses of managing a fund mandate of similar size and with a similar investment strategy.

Conclusion

Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the proposed sub-advisory fee rate is reasonable in relation to the proposed services to be provided by PineBridge. The Board also concluded in its reasonable business judgment that the costs to be incurred and benefits to be gained by PineBridge are reasonable in relation the provision of such services. The Board also found the sub-advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, at the Board Meeting, the Board concluded that the approval of the PineBridge Sub-Advisory Agreement was in the best interests of the Fund, and the Board, with the Independent Trustees voting separately, approved the PineBridge Sub-Advisory Agreement and approved recommending the PineBridge Sub-Advisory Agreement to the Fund’s shareholders for their approval.

Shareholder Approval

The PineBridge Sub-Advisory Agreement must be approved by a vote of the holders of a majority of the outstanding voting securities of the Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Special Meeting or represented by proxy if holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Shareholders will have equal voting rights (i.e. one vote per Share).

Abstentions will have the same effect as votes against the Proposal.

Board Recommendation

The Board, including the Independent Trustees, recommends that you vote “FOR” approval of the PineBridge Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Further Information About Voting and the Special Meeting

Quorum.    The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Special Meeting for quorum purposes.

Record Date.    The Board has fixed the close of business on June 2, 2026 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares.    Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Special Meeting, your Shares will be voted at the proxies’ discretion. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Attending the Special Meeting.    If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. You may contact the Fund’s proxy agent at [    ] to obtain directions to the site of the Special Meeting.

Additional Information Regarding Voting.    Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Special Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal is a not a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their Shares voted by broker dealer firms. Such “broker non-votes” will have the same effect as votes against the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 30, 2026

This Proxy Statement is available on the Internet at www.okapivote.com/MCN.

Adviser

XA Investments LLC serves as the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage by the Fund. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940 and acts as investment adviser to certain other management investment companies. The Adviser is a Delaware limited liability company, with its principal offices located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. The Adviser is controlled by Theodore J. Brombach, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC, and John “Yogi” Spence, Co-Chief Executive Officer of the Adviser and a founding partner of XMS Capital Partners, LLC.

XAI was founded by the principals of XMS Capital Partners, LLC in April 2016. The Adviser’s leadership team believes that the investing public needs better access to a broader range of alternative investment strategies and managers. The Adviser sponsors registered investment companies designed to provide investors with access to institutional-caliber alternative investments, by partnering with established alternative asset managers selected from numerous alternative credit managers, hedge fund managers and private debt and equity firms to sub-advise the Adviser’s funds. As of [    ], 2026, the Adviser managed approximately $[    ] million in assets. The Adviser is located at 321 North Clark Street, Suite 2430, Chicago, Illinois 60654.

Madison

Madison acts as investment sub-adviser to the Fund and is responsible for investing the Fund’s current assets. “Madison” and/or “Madison Investments” is the unifying tradename of Madison Investment Holdings, Inc., Madison Asset Management, LLC (“MAM”), and Madison Investment Advisors, LLC (“MIA”). MAM and MIA are registered as investment advisers with the U.S. Securities and Exchange Commission. Madison Funds are distributed by MFD Distributor, LLC. MFD Distributor, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority. The home office for each firm listed above is 550 Science Drive, Madison, WI 53711. Madison’s toll-free number is 800-767-0300.

Madison, under the direction and supervision of the Board of Trustees and the Adviser, is responsible for the management of the Fund’s existing investment portfolio and provides certain facilities and personnel related to such management.

Administrator

Paralel Technologies LLC, located at 1700 Broadway suite 1850, Denver, CO 80290, serves as administrator to the Fund.

Outstanding Shares

As of the Record Date, the Fund had outstanding [    ] Common Shares.

Principal Shareholders

To the knowledge of the Fund, no person beneficially owns more than 5% of any class of equity securities of the Fund as of the Record Date, based on the Fund’s review of Schedule 13D, Schedule 13G and other regulatory filings.

Security Ownership of Management

As of the Record Date, no Trustee or officer of the Fund beneficially owned 1% or more of equity securities of the Fund.

As of the Record Date, the Trustees and officers of the Fund as a group owned approximately [    ]% of the outstanding Common Shares of the Fund.

Delaware Statutory Trust Act — Control Share Acquisitions

Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which Shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to Shares acquired in excess of that threshold (i.e. the “control shares”) unless approved by shareholders or exempted by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding Shares held by the acquirer and its associates as well as Shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of Shares that occurred prior to the Effective Date. However, such Shares will be aggregated with any Shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired Shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by Massachusetts business trusts violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of the Fund and any subsequent acquisitions of Shares.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public, personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public, personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public, personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public, personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public, personal information of its shareholders.

Deadline for Shareholder Proposals

The Fund’s by-laws require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the by-laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the by-laws, which include the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund, c/o XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the by-laws.

Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by December 6, 2026 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than January 7, 2027 and not later than February 6, 2027 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2027 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Adviser (and not the Fund). Certain officers of the Fund and certain officers and employees of the Adviser (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed for such out-of-pocket expenses.

The Fund has engaged Okapi Partners LLC to assist in the solicitation of proxies. Okapi Partners LLC is expected to receive an estimated fee of $[    ] from the Adviser and be reimbursed by the Adviser for its reasonable expenses in connection with its solicitation of proxies.

Other Matters

The management of the Fund knows of no other matters that are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Special Meeting may result in an adjournment. The chairperson of the Special Meeting may move for an adjournment to permit further solicitation of proxies if the chair determines that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

June [    ], 2026

Appendix A

Form of PineBridge Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”), dated as of ______, 2026 (the “Effective Date”) among XAI Equity Premium Income Fund, a Delaware statutory trust (the “Trust”), XA Investments LLC, a Delaware limited liability company (the “Adviser”), and PineBridge Investments LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the investment advisory agreement between the Adviser and the Trust dated as of December 2, 2024 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the “Investment Advisory Agreement”) contemplates that the Adviser may sub- contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Adviser wishes to retain the Sub-Adviser to provide certain sub- advisory services with respect to that portion of the Trust’s assets allocated by the Adviser at any time and from time to time to be managed by the Sub-Adviser (the “PineBridge Portfolio”);

WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.           Appointment

(a)         The Adviser hereby appoints the Sub-Adviser to act as the investment sub- adviser to the Trust and to furnish the services described herein with respect to the PineBridge Portfolio, for the period and upon the terms herein set forth.

(b)         The Sub-Adviser hereby agrees, all as more fully set forth herein, to act as investment sub-adviser to the Trust and to furnish the services described below with respect to the investment of the PineBridge Portfolio and the purchase of securities for and the sale of securities held in the PineBridge Portfolio.

(c)         The Sub-Adviser for all purposes in this Agreement will be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.           Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Trust

(a)         Subject to the oversight and supervision of the Adviser and direction and control of the Trust’s Board of Trustees, the Sub-Adviser will act as sub-adviser for the Trust and perform one or more of the following services at the request of the Adviser in connection with the investment and reinvestment of the Trust’s assets allocated to the PineBridge Portfolio:

(i)          managing the investment and reinvestment of the assets of the Trust in accordance with the investment policies and guidelines of the Trust;

(ii)         subject to the provisions of Section 4 hereof, purchasing and selling securities and other assets for the Trust and placing orders for purchases and sales of assets of the Trust;

(iii)        providing investment research and credit analysis concerning the assets of the Trust;

(iv)        monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust;

(v)         voting proxies relating to the Trust’s portfolio securities in accordance with the proxy voting policies and procedures of the Sub-Adviser; and

(vi)        settlement of transactions and completing corporate actions.

(b)         At the request of the Adviser, the Sub-Adviser will also, subject to the oversight and supervision of the Adviser and the direction and control of the Trust’s Board of Trustees, consult with the Adviser as to the overall management of the assets of the Trust and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and matters relating to such financial leverage (e.g., form, amount and costs) and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith.

(c)         In addition, the Sub-Adviser will keep the Trust and the Adviser informed of developments relating to the Sub-Adviser or the Trust’s investments materially affecting the Trust and shall, upon request, furnish to the Adviser and the Trust all information relevant to such developments.

(d)         The Sub-Adviser will periodically communicate to the Adviser or other service providers of the Trust, at such times as the Adviser may request, information concerning the purchase and sale of securities for the Trust and such other information as the Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement.

(e)         In addition to the investment policies and guidelines of the Trust, the Adviser may from time to time communicate to the Sub-Adviser instructions (the “Instructions”) in writing that limit or supplement the investment policies and guidelines and are subject to approval by the Sub-Adviser, which approval shall not be unreasonably withheld. Neither the investment policies and guidelines nor the Instructions shall require the Sub-Adviser to obtain capabilities or resources beyond those it possesses as of the Effective Date. The Adviser shall promptly notify the Sub-Adviser, in writing, of any change in the investment policies and guidelines that is made for any reason, including but not limited to a change by the Adviser, the Trust or in any applicable law or regulation. The Adviser acknowledges that the Sub-Adviser may be required to terminate delivery of certain data or services used in managing the Trust in the event the Sub-Adviser is no longer able to obtain such data or services.

(f)          The Sub-Adviser shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and Securities and Exchange Commission (“SEC”) requirements through which the Sub- Adviser will be able to perform its obligations hereunder with minimal disruptions or delay.

(g)         To the extent prohibited by Regulation S-P, the Sub-Adviser and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Sub- Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non- public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Sub-Adviser shall treat confidentially all records of the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust.

(h)         The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Trust has adopted anti-money laundering policies and procedures (the “AML Policies”). The Sub-Adviser agrees to comply with the

Trust’s AML Policies and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future, and understands and agrees that the Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.

(i)          The Sub-Adviser shall provide such information as may reasonably be requested by the Adviser and/or the Board of Trustees under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(j)          Nothing in this Agreement is deemed to impose on the Sub-Adviser responsibility for the preparation of the Trust’s financial statements or the Trust’s other financial and regulatory filing and reporting obligations, provided that the Sub-Adviser shall provide sub-certifications in the form reasonably requested by the Trust relating to the Sub-Adviser’s services under this Agreement to assist the Trust in complying with the provisions of the Sarbanes-Oxley Act of 2002.

3.           Covenants

(a)         In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by:

(i)          the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the SEC;

(ii)         any other applicable provision of law;

(iii)        the provisions of this Agreement and Declaration of Trust and By- Laws of the Trust, as such documents are amended from time to time;

(iv)        the investment objective, policies and restrictions of the Trust as set forth in its Registration Statement on Form N-2 and as supplemented from time to time by the Trust’s shareholder reports and other SEC filings; and

(v)         any policies and determinations of the Board of Trustees of the Trust.

(b)         The Sub-Adviser will not consult with any other sub-adviser of the Trust or any other sub-adviser to a fund under common control with the Trust concerning transactions of the Trust in securities or other assets.

(c)         The Sub-Adviser will maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and will institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Sub- Adviser will follow such Code of Ethics in performing its services under this Agreement.

(d)         The Sub-Adviser will maintain compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act, a copy of which will be provided to the Trust and the Adviser, and follow such compliance policies and procedures in performing its services under this Agreement; and

(e)         The Sub-Adviser will cooperate with the chief compliance officer of the Trust in connection with the implementation and operation of the Trust’s compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, and will prepare necessary reports and provide the Trust’s chief compliance officer with access to information reasonably necessary for the Trust to comply with Rule 38a-1.

4.           Portfolio Transactions

(a)         In the performance of its duties under this Agreement, the Sub-Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

(b)         At the request of the Adviser or the Trust, the Sub-Adviser will identify and provide a written description to the Adviser and the Board of Trustees of the Trust of “soft dollar” arrangements that the Sub-Adviser maintains with respect to the Trust or with brokers or dealers that execute transactions for the Trust, and of research and other services provided to the Sub-Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Trust transactions to the broker or dealer.

(c)         From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their clients (each an “Account”) securities which the Sub-Adviser’s investment advisory clients wish to sell, and to sell for certain of their clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser’s part regarding the advisory client. However, the SEC has adopted a rule under the Advisers Act that permits the Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. Therefore, by execution of this Agreement, the Trust authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Trust may revoke its consent at any time by written notice to the Sub-Adviser.

5.           Confidentiality

Each of the Trust, the Adviser and the Sub-Adviser acknowledge and agree that in satisfying its respective obligations under and performing services in connection with this Agreement, any party may have access to another party’s confidential and proprietary information and materials concerning or pertaining to the other’s business (“confidential information”). Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information to the same degree of care as it would its own confidential information. Each party agrees that, without the prior written consent of the other party, which approval shall not be unreasonably withheld, such party will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any confidential information of another party without the prior written consent of such other party; provided, however, this covenant shall not apply to (i) information which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) information which has come to a party from a lawful source not bound to maintain the confidentiality of such information, other than from any other party or an affiliate or representative of that party, (iii) information which is independently developed without the use of confidential information, (iv) disclosures which are required by law, regulatory authority, regulation or legal process or are made to any regulatory agency in the normal course of an examination, audit or investigation involving such party, or (v) disclosure as reasonably necessary in the course of business to third parties subject to a duty to maintain the confidentiality of the information. Notwithstanding the foregoing, the Sub-Adviser may disclose information it receives from or on behalf of the Trust or the Adviser to officers and employees of the Sub-Adviser or any of its affiliates in the course of providing the services under this Agreement and the Sub-Adviser may disclose the Trust’s TIN information to third parties as required to perform the Sub-Adviser’s services under this Agreement.

6.           Services Not Exclusive

(a)         Nothing in this Agreement shall prevent the Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

(b)         The Sub-Adviser currently manages, and may in the future manage, other investment accounts and funds, including those with investment objectives similar to the Trust. Securities considered as investments for the Trust may also be appropriate for other investment accounts and funds that may be managed by the Sub-Adviser. Subject to applicable laws and regulations, the Sub-Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Trust and one or more of such other accounts or funds over time. In making such allocations, the main factors to be considered by the Sub-Adviser will be the respective investment objectives of the Trust and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Trust and such other accounts and funds, the size of investment commitments generally held by the Trust and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Trust and such other accounts and funds.

7.           Books and Records

(a)         The Sub-Adviser undertakes and agrees to maintain or cause others to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Trust’s investments that are required to be maintained by the Trust pursuant to the 1940 Act with respect to the Sub-Adviser’s responsibilities under this Agreement for the Trust, and which are not otherwise maintained by the administrator, fund accounting agent, custodian or other service providers to the Trust.

(b)         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request, except for any software or other intellectual property that is proprietary to, or owned or licensed by, the Sub-Adviser or any of its affiliates, which shall remain the property of the Sub-Adviser. Notwithstanding the foregoing, the Sub-Adviser shall retain those original records or copies of records in order to comply with the Advisers Act record keeping requirement, applicable law and its own internal policies.

(c)         Each of the Adviser and the Trust shall own, have custody of and maintain its general corporate accounts and records. At reasonable times and upon reasonable notice, the Trust shall provide the Sub-Adviser with access to all books, records, accounts, facilities, and personnel necessary or appropriate for the performance of the Sub- Adviser’s obligations under this Agreement.

8.           Custody

Nothing in this Agreement will require the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of the Trust. The Trust shall select, engage and maintain at the Trust’s expense one or more custodians meeting the requirements of Section 17(f) of the 1940 Act and the rules, regulations and interpretations thereunder (each a “Custodian”) to serve as Custodian(s) of the Trust assets. The Adviser shall provide the Sub-Adviser, in writing, the identity of each Custodian, any change in a Custodian and all other information regarding the Custodian(s) required for the Sub-Adviser to carry out its duties under this Agreement. The Adviser shall notify each Custodian of the appointment of the Sub-Adviser and of the authority of the Sub-Adviser to effect investments with respect to the Trust assets. All transactions authorized by this Agreement are made by payment to or delivery by the Custodian(s). The Sub-Adviser shall have no rights or responsibilities, including to direct payment or move cash or assets of the Trust, that would be defined as taking “custody” under the Advisers Act. In connection with the Trust’s custody agreement(s), the Adviser and the Trust will ensure that no such rights are given to the Sub-Adviser. The Trust and the Adviser will ensure that the Sub-Adviser may use the Depositary Trust Company’s Institutional Delivery System for trade confirmation and settlement.

9.           Expenses

(a)         During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as provided pursuant to paragraph (d) of this Section 9, and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

(b)         The Sub-Adviser shall not be responsible for any expenses of the Adviser or the Trust not specifically set forth in this Section 9 or otherwise in any written agreement between the Sub-Adviser and the Trust or the Adviser, as the case may be.

(c)The Trust will bear all other costs, fees and expenses of its operations and transactions, including those relating to: (1) organization; (2) calculation of the Trust’s net asset value (including the cost and expenses of any independent valuation firm, agent or other provider); (3) expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Trust and in monitoring the Trust’s investments; (4) interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Trust’s investments; (5) offerings of the Trust’s common shares and other securities (including, all fees, costs and expenses related thereto); (6) fees payable to third parties, including agents, legal counsel, consultants or other advisors, relating to, or associated with, evaluating and making investments; (7) administrator, transfer agent and custodian fees; (8) federal and state registration fees; (9) all costs of registration and listing the Trust’s shares on any securities exchange; (10) federal, state and local taxes; (11) independent trustees’ fees and expenses; (12) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; (13) costs of any reports, proxy statements or other notices to shareholders, including printing costs; (14) insurance premiums for fidelity bond and other insurance coverage, including the Trust’s allocable portion of the fidelity bond, trustees and officers errors and omissions liability insurance, including independent trustees liability insurance, and any other insurance premium; (15) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (16) brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs; (17) expenses incidental to holding meetings of the Trust’s shareholders, including proxy solicitations therefor; provided, however, that the Trust will not bear such expenses with respect to any meeting of the Trust’s shareholders held for the purpose of seeking approval of a new investment sub-advisory agreement in connection with a change of control of the Sub-Adviser; (18) unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party and legal obligations that the Trust may have to indemnify the Trust’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; and (19) all other expenses incurred by the Trust in connection with administering the Trust’s business.

10.         Compensation of the Sub-Adviser

(a)         The Trust agrees to pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser under this Agreement, a monthly fee in arrears out of the advisory fee payable to the Adviser from the Trust in an amount equal to 0.35% of the average daily value of the assets of the Trust allocated by the Adviser to the Pinebridge Portfolio (the “Sub-Advisory Fee”).

(b)         For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. For the avoidance of doubt, until such time as assets of the Trust are allocated by the Adviser to the Pinebridge Portfolio, no Sub-Advisory Fee shall be payable hereunder.

(c)         For purposes of this Agreement, the value of the assets of the Trust allocated by the Adviser to the Pinebridge Portfolio shall be calculated pursuant to the procedures adopted by resolutions of the Trust’s Board of Trustees for calculating the value of the Trust’s assets.

(d)         The Sub-Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of all or a portion of the Sub-Advisory Fee.

11.         Representations and Warranties

(a)         The Trust represents and covenants to the Sub-Adviser as follows:

(i)          The Trust is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(ii)         The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary actions of the Board of Trustees, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Trust’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Trust.

(iii)        The Trust is, or will be prior to commencing operations, registered as a closed-end management investment company under the 1940 Act and the Trust’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or exempt from such registration.

(iv)        Prior to the Sub-Adviser commencing services under this Agreement, the Trust will have legal title to the assets in the Trust and no restrictions shall exist as to the ownership or transfer of such assets unless specifically set forth in this Agreement.

(b)         The Adviser represents and covenants to the Sub-Adviser as follows:

(i)          The Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Adviser is not prohibited by the 1940 Act or the Advisers Act from serving as investment adviser to the Trust.

(v)         The Adviser hereby acknowledges receipt of Sub-Adviser’s Form ADV, Part 2 before, or at the time of, signing this Agreement.

(c)         The Sub-Adviser represents and covenants to the Adviser and the Trust as follows:

(i)          The Sub-Adviser is duly organized and validly existing under the laws of the State of Delaware.

(ii)         The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (1) any provision of applicable law, rule or regulation, (2) the Sub-Adviser’s governing instruments, or (3) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser.

(iii)        This Agreement constitutes a valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and by general equity principles.

(iv)        The Sub-Adviser is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

12.         Certain Information

The Adviser shall promptly notify the Sub-Adviser, and the Sub-Adviser shall promptly notify the Trust and the Adviser in writing of the occurrence of any of the following events:

(a)         such party failing to be registered as an investment adviser under the Advisers Act;

(b)         such party having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust;

(c)         the occurrence of any change in control of such party or any parent of such party within the meaning of the 1940 Act; or

(d)         the occurrence of any material adverse change in the business or financial position of such party.

13.         Limitation on Liability

The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Sub-Adviser, the Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing herein shall constitute a waiver or restriction of any party’s rights under applicable federal or state securities laws.

14.         Indemnification

The Trust shall indemnify, defend and protect the Sub-Adviser, its members and their respective officers, managers, partners, parent, corporate group affiliates, agents, employees, controlling persons, members, and any other person affiliated with any of them (collectively, the “Indemnified Parties”) (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Sub-Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the foregoing provisions of this Section 14 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

15.         Duration and Termination

(a)         This Agreement shall become effective as of the Effective Date and, unless sooner terminated with respect to the Trust as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both:

(i)          the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote, and

(ii)         the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b)         Notwithstanding the foregoing, this Agreement may be terminated by (i) the Adviser or the Trust at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days’ notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or (ii) the Sub-Adviser on 60 days’ written notice to the Trust and the Adviser (which notice may be waived by the Trust or the Adviser on behalf of both the Trust and the Adviser).

(c)         This Agreement will immediately terminate in the event of its assignment and will immediately terminate upon any termination of the Investment Advisory Agreement between the Trust and the Adviser.

(d)         As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

(e)         The terms of Sections 5, 7, 10, 13, 14, 18, 19 and 20 of this Agreement shall survive the termination of this Agreement.

16.         Notices

Any notice under this Agreement shall be in writing to the other parties and shall be considered as properly given or made if (a) sent by overnight delivery by a nationally recognized air courier service, (b) sent by electronic mail with no receipt of error in the delivery, or (c) mailed by registered or certified mail, return receipt requested, and if addressed to the respective address listed below:

If to Adviser, to:

XA Investments, LLC
321 North Clark Street #2430
Chicago, IL 60654
Attention: General Counsel

If to the Trust, to:

XAI Madison Equity Premium Income Fund
321 North Clark Street #2430
Chicago, IL 60654
Attention: Chief Executive Officer

If to Sub-Adviser, to:

Pinebridge Investments, LLC
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attention: [ ]

or at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed effective on receipt.

17.         Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

18.         Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. WAIVER OF JURY TRIAL AND PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND ANY RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

19.         Miscellaneous

(a)         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)         If any provision of this Agreement is invalid, illegal, or unenforceable under applicable law of mandatory application, the validity, legality, and enforceability of that provision or condition in other instances and of the remaining provisions and conditions are not in any way affected thereby.

(c)         Nothing contained in this Agreement will be deemed to require the Trust to take any action contrary to the Trust’s Amended and Restated Agreement and Declaration of Trust or By-laws, as they may be amended and/or restated from time to time, with notice to the Sub-Adviser, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust.

(d)         This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

(e)         This Agreement may be executed in counterparts by the parties hereto, each of which when executed is deemed to be an original and all of which together are deemed to be one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f)          This Agreement constitutes the entire understanding and agreement, and supersedes any and all other proposals, understandings, and agreements among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

XAI EQUITY PREMIUM INCOME FUND
By:
Name:
Title:
XA INVESTMENTS LLC
By:
Name:
Title:
PINEBRIDGE INVESTMENTS, LLC
By:
Name:
Title:

PROXY XAI MADISON EQUITY PREMIUM INCOME FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 2026 321 NORTH CLARK STREET, SUITE 2430, CHICAGO, ILLINOIS 60654 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of XAI Madison Equity Premium Income Fund (the “Fund”), hereby appoints Benjamin D. McCulloch and Kimberly Ann Flynn, proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in person at the offices of the Fund’s investment adviser, XA Investments LLC, 321 North Clark Street, Suite 2430, Chicago, Illinois 60654 at 11:00 AM Central Time, on July 30, 2026, and any adjournment(s), postponement(s) or delay(s) thereof (the “Meeting”). In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s) or delay(s) thereof. RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS DATED AND EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE. CONTROL #: SHARES: Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature(s) (Title(s), if applicable) Date PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (855) 305-0855 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST) OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/MCN2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions: INSERT QR CODE OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on July 30, 2026

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE FOR AGAINST ABSTAIN To approve a new investment sub-advisory agreement among the Fund, XA Investments LLC and PineBridge Investments LLC. To transact such other business as may properly come before the Special Meeting or any adjournment(s), postponement(s) or delay(s) thereof. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2026 THE NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/MCN